UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01241

Eaton Vance Growth Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Atlanta Capital

Focused Growth Fund

Annual Report

September 30, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2019

Eaton Vance

Atlanta Capital Focused Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	20

Federal Tax Information	21

Board of Trustees’ Contract Approval	22

Management and Organization	25

Important Notices	27

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

In the midst of a yearlong trade war with China and slowing economic growth worldwide, U.S. stocks delivered mixed returns during the 12-month period ended September 30, 2019.

U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.

With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times — from a low range of 1.50%-1.75% to 2.25%-2.50% — with the last quarter-point increase on December 19, 2018.

U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the job market was robust during the period with the U.S. unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in auto production.

The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 — its first reduction in over a decade — followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

After sliding in August, U.S. equities rebounded in early September before retreating in the final weeks of the period. During the 12-month period ended September 30, 2019, the blue-chip Dow Jones Industrial Average®2 gained 4.21%, while the broader U.S. equity market, as represented by the S&P 500® Index, rose 4.25%. The technology-laden Nasdaq Composite Index returned 0.52% during the period.

Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index, during the period. As a group, value stocks outpaced growth stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended September 30, 2019, Atlanta Capital Focused Growth Fund (the Fund) returned 18.91% for

Class A shares at net asset value (NAV). The Fund outperformed its benchmark, the Russell 1000® Growth Index (the Index), which returned 3.71% during the period.

The Fund outperformed the Index largely due to favorable stock selection. Sector and industry allocations also contributed to relative Fund performance versus the Index. On an absolute-return basis, eight of the 10 market sectors within the Index had positive returns during the period. The Fund recorded positive returns in nine sectors.

The health care sector made the largest contribution to relative Fund performance versus the Index as a result of stock selection. Within the sector, the health care equipment & supplies market delivered notable financial performance during the period. One of the Fund’s leading individual stocks was Danaher Corp., a leader in diagnostics, life sciences, environmental and applied solutions. The company’s returns exceeded expectations and benefited from the announcement of a major acquisition.

Stock selection in the pharmaceuticals industry also aided relative Fund returns during the period. Zoetis, Inc., a leader in animal health medicines, vaccines and diagnostic products, was among the Fund’s leading individual stocks. Aided by several new products, the company delivered solid growth and improved market share. In another outperforming industry — life sciences tools & services — lab and analytical instruments giant Thermo Fisher Scientific, Inc., was among the Fund’s top stocks behind strong financial performance.

Stock selection and an underweight position in the consumer discretionary sector contributed to Fund returns versus the Index. Among the Fund’s leading individual stocks was discount retailer Dollar General Corp., which topped expectations amid strong sales and improved margins during the period.

Stock selection in the information technology (IT) sector also boosted relative Fund performance during the period. In the outperforming IT sector, credit card giant Visa, Inc. was among the Fund’s stock leaders, benefiting from the growing consumer trend moving away from a cash economy and more toward credit and debit transactions.

Overall, the Fund’s top-performing individual stock for the period was communications giant American Tower Corp. The company, a real estate investment trust, benefited from the switch to next-generation 5G technology.

Conversely, the energy sector detracted from relative Fund performance versus the Index. The only sector to detract during the period, energy suffered from low oil prices. In the underperforming energy equipment & services industry, oil field services leader Schlumberger, Ltd. was the Fund’s worst-performing individual stock amid weak demand. Schlumberger, Ltd. was sold during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Performance2,3

Portfolio Managers Joseph B. Hudepohl, CFA, Robert R. Walton, Jr., CFA, Jeffrey A. Miller, CFA and Lance V. Garrison, CFA, each of Atlanta Capital Management Company, LLC.

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/28/2003	04/30/2002	18.91%	14.76%	13.50%
Class A with 5.75% Maximum Sales Charge	—	—	12.08	13.41	12.83
Class C at NAV	05/02/2011	04/30/2002	18.02	13.91	12.80
Class C with 1% Maximum Sales Charge	—	—	17.02	13.91	12.80
Class I at NAV	04/30/2002	04/30/2002	19.22	15.04	13.78
Russell 1000® Growth Index	—	—	3.71%	13.38%	14.93%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.52%	2.27%	1.27%
Net			1.05	1.80	0.80

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$33,359	N.A.
Class I	$250,000	09/30/2009	$909,658	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Visa, Inc., Class A	7.8%

Alphabet, Inc., Class C	7.3

Danaher Corp.	5.8

Thermo Fisher Scientific, Inc.	5.3

Microsoft Corp.	5.0

Dollar General Corp.	4.5

American Tower Corp.	4.5

Intercontinental Exchange, Inc.	4.4

Ecolab, Inc.	4.4

Zoetis, Inc.	4.3

Total	53.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 – September 30, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period* (4/1/19 – 9/30/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,099.70	$5.53	**	1.05%
Class C	$1,000.00	$1,095.90	$9.46	**	1.80%
Class I	$1,000.00	$1,100.80	$4.21	**	0.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	$5.32	**	1.05%
Class C	$1,000.00	$1,016.00	$9.10	**	1.80%
Class I	$1,000.00	$1,021.10	$4.05	**	0.80%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Portfolio of Investments

Common Stocks — 95.4%
Security	Shares	Value

Capital Markets — 5.6%

Charles Schwab Corp. (The)	42,991	$1,798,314

Intercontinental Exchange, Inc.	67,767	6,252,861

		$8,051,175

Chemicals — 8.4%

Ecolab, Inc.	31,519	$6,242,023

Linde PLC	29,841	5,780,798

		$12,022,821

Electronic Equipment, Instruments & Components — 3.8%

Amphenol Corp., Class A	55,684	$5,373,506

		$5,373,506

Equity Real Estate Investment Trusts (REITs) — 4.5%

American Tower Corp.	28,712	$6,349,084

		$6,349,084

Food Products — 2.0%

Mondelez International, Inc., Class A	52,419	$2,899,819

		$2,899,819

Health Care Equipment & Supplies — 5.8%

Danaher Corp.	57,362	$8,284,794

		$8,284,794

Insurance — 2.9%

Marsh & McLennan Cos., Inc.	41,160	$4,118,058

		$4,118,058

Interactive Media & Services — 10.7%

Alphabet, Inc., Class C(1)	8,574	$10,451,706

Facebook, Inc., Class A(1)	26,850	4,781,448

		$15,233,154

IT Services — 15.8%

Accenture PLC, Class A	13,608	$2,617,499

Fiserv, Inc.(1)	30,207	3,129,143

Mastercard, Inc., Class A	20,595	5,592,984

Visa, Inc., Class A	64,807	11,147,452

		$22,487,078

Security	Shares	Value

Life Sciences Tools & Services — 5.3%

Thermo Fisher Scientific, Inc.	25,966	$7,563,117

		$7,563,117

Machinery — 5.3%

IDEX Corp.	15,164	$2,485,076

Xylem, Inc.	63,587	5,062,797

		$7,547,873

Multiline Retail — 4.5%

Dollar General Corp.	40,672	$6,464,408

		$6,464,408

Pharmaceuticals — 4.3%

Zoetis, Inc.	49,643	$6,185,021

		$6,185,021

Professional Services — 2.7%

Verisk Analytics, Inc.	24,135	$3,816,709

		$3,816,709

Software — 11.6%

Check Point Software Technologies, Ltd.(1)	49,490	$5,419,155

Intuit, Inc.	15,073	4,008,514

Microsoft Corp.	51,504	7,160,601

		$16,588,270

Specialty Retail — 2.2%

TJX Cos., Inc. (The)	56,630	$3,156,556

		$3,156,556

Total Common Stocks (identified cost $115,031,435)		$136,141,443

7	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Portfolio of Investments — continued

Short-Term Investments — 4.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.09%(2)	5,941,502	$5,940,908

Total Short-Term Investments (identified cost $5,940,908)		$5,940,908

Total Investments — 99.6% (identified cost $120,972,343)		$142,082,351

Other Assets, Less Liabilities — 0.4%		$567,702

Net Assets — 100.0%		$142,650,053

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2019.

8	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Statement of Assets and Liabilities

Assets	September 30, 2019

Unaffiliated investments, at value (identified cost, $115,031,435)	$136,141,443

Affiliated investment, at value (identified cost, $5,940,908)	5,940,908

Dividends receivable	83,603

Dividends receivable from affiliated investment	10,130

Receivable for Fund shares sold	1,946,226

Receivable from affiliates	18,180

Total assets	$144,140,490

Liabilities

Payable for investments purchased	$1,075,857

Payable for Fund shares redeemed	253,021

Payable to affiliates:

Investment adviser fee	70,170

Distribution and service fees	15,680

Accrued expenses	75,709

Total liabilities	$1,490,437

Net Assets	$142,650,053

Sources of Net Assets

Paid-in capital	$121,514,810

Distributable earnings	21,135,243

Total	$142,650,053

Class A Shares

Net Assets	$42,531,100

Shares Outstanding	3,672,744

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$11.58

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$12.29

Class C Shares

Net Assets	$9,245,039

Shares Outstanding	869,442

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.63

Class I Shares

Net Assets	$90,873,914

Shares Outstanding	9,039,333

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.05

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Statement of Operations

Investment Income	Year Ended September 30, 2019

Dividends	$534,414

Dividends from affiliated investment	59,059

Total investment income	$593,473

Expenses

Investment adviser fee	$379,615

Distribution and service fees

Class A	66,871

Class C	45,109

Trustees’ fees and expenses	3,175

Custodian fee	31,506

Transfer and dividend disbursing agent fees	53,649

Legal and accounting services	44,698

Printing and postage	17,624

Registration fees	59,911

Miscellaneous	11,823

Total expenses	$713,981

Deduct —

Allocation of expenses to affiliates	$112,424

Total expense reductions	$112,424

Net expenses	$601,557

Net investment loss	$(8,084)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$507,546

Investment transactions — affiliated investment	(795)

Net realized gain	$506,751

Change in unrealized appreciation (depreciation) —

Investments	$9,691,959

Investments — affiliated investment	46

Net change in unrealized appreciation (depreciation)	$9,692,005

Net realized and unrealized gain	$10,198,756

Net increase in net assets from operations	$10,190,672

10	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment loss	$(8,084)	$(60,109)

Net realized gain	506,751	5,966,879

Net change in unrealized appreciation (depreciation)	9,692,005	918,020

Net increase in net assets from operations	$10,190,672	$6,824,790

Distributions to shareholders —

Class A	$(2,980,725)	$(6,572,154)

Class C	(344,958)	(790,315)

Class I	(1,243,744)	(2,749,638)

Total distributions to shareholders	$(4,569,427)	$(10,112,107)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$25,658,434	$3,688,112

Class C	7,120,191	682,862

Class I	93,436,174	2,856,666

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	2,626,420	5,754,795

Class C	328,863	758,576

Class I	1,226,645	2,474,928

Cost of shares redeemed

Class A	(6,896,384)	(8,393,516)

Class C	(720,656)	(1,039,419)

Class I	(14,165,609)	(4,997,872)

Net asset value of shares converted

Class A	295,883	—

Class C	(295,883)	—

Net increase in net assets from Fund share transactions	$108,614,078	$1,785,132

Net increase (decrease) in net assets	$114,235,323	$(1,502,185)

Net Assets

At beginning of year	$28,414,730	$29,916,915

At end of year	$142,650,053	$28,414,730

11	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Financial Highlights

	Class A

	Year Ended September 30,
	2019		2018		2017		2016	2015

Net asset value — Beginning of year	$11.320		$13.260		$12.880		$14.130	$15.210

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.008)		$(0.023)		$(0.003)		$0.005	$0.014

Net realized and unrealized gain	1.788		2.629		2.170		1.398	0.059

Total income from operations	$1.780		$2.606		$2.167		$1.403	$0.073

Less Distributions

From net investment income	$—		$—		$—		$(0.006)	$(0.008)

From net realized gain	(1.520)		(4.546)		(1.787)		(2.647)	(1.145)

Total distributions	$(1.520)		$(4.546)		$(1.787)		$(2.653)	$(1.153)

Net asset value — End of year	$11.580		$11.320		$13.260		$12.880	$14.130

Total Return(2)	18.91	%(3)	26.96	%(3)	19.35	%(3)	10.35%	0.16%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$42,531		$18,938		$19,896		$54,078	$63,332

Ratios (as a percentage of average daily net assets):

Expenses(4)	1.10	%(3)	1.25	%(3)	1.27	%(3)	1.21%	1.13%

Net investment income (loss)	(0.08)%		(0.21)%		(0.03)%		0.04%	0.09%

Portfolio Turnover	18%		14%		28%		39%	51%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator and sub-adviser reimbursed certain operating expenses (equal to 0.19%, 0.27% and 0.13% of average daily net assets for the years ended September 30, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Financial Highlights — continued

	Class C

	Year Ended September 30,
	2019		2018		2017		2016	2015

Net asset value — Beginning of year	$10.590		$12.750		$12.540		$13.840	$14.900

Income (Loss) From Operations

Net investment loss(1)	$(0.082)		$(0.098)		$(0.095)		$(0.090)	$(0.098)

Net realized and unrealized gain	1.642		2.484		2.092		1.365	0.068

Total income (loss) from operations	$1.560		$2.386		$1.997		$1.275	$(0.030)

Less Distributions

From net realized gain	$(1.520)		$(4.546)		$(1.787)		$(2.575)	$(1.030)

Total distributions	$(1.520)		$(4.546)		$(1.787)		$(2.575)	$(1.030)

Net asset value — End of year	$10.630		$10.590		$12.750		$12.540	$13.840

Total Return(2)	18.02	%(3)	26.01	%(3)	18.41	%(3)	9.52%	(0.53)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$9,245		$2,326		$2,194		$3,157	$3,100

Ratios (as a percentage of average daily net assets):

Expenses(4)	1.83	%(3)	2.00	%(3)	2.02	%(3)	1.96%	1.88%

Net investment loss	(0.82)%		(0.96)%		(0.80)%		(0.71)%	(0.66)%

Portfolio Turnover	18%		14%		28%		39%	51%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator and sub-adviser reimbursed certain operating expenses (equal to 0.19%, 0.27% and 0.17% of average daily net assets for the years ended September 30, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Financial Highlights — continued

	Class I

	Year Ended September 30,
	2019		2018		2017		2016	2015

Net asset value — Beginning of year	$10.010		$12.210		$12.010		$13.350	$14.430

Income (Loss) From Operations

Net investment income(1)	$0.017		$0.003		$0.024		$0.039	$0.046

Net realized and unrealized gain	1.543		2.343		1.993		1.318	0.065

Total income from operations	$1.560		$2.346		$2.017		$1.357	$0.111

Less Distributions

From net investment income	$—		$—		$(0.030)		$(0.050)	$(0.046)

From net realized gain	(1.520)		(4.546)		(1.787)		(2.647)	(1.145)

Total distributions	$(1.520)		$(4.546)		$(1.817)		$(2.697)	$(1.191)

Net asset value — End of year	$10.050		$10.010		$12.210		$12.010	$13.350

Total Return(2)	19.22	%(3)	27.21	%(3)	19.58	%(3)	10.66%	0.43%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$90,874		$7,150		$7,826		$12,780	$38,804

Ratios (as a percentage of average daily net assets):

Expenses(4)	0.82	%(3)	1.00	%(3)	1.02	%(3)	0.96%	0.88%

Net investment income	0.18%		0.03%		0.21%		0.32%	0.32%

Portfolio Turnover	18%		14%		28%		39%	51%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator and sub-adviser reimbursed certain operating expenses (equal to 0.19%, 0.27% and 0.16% of average daily net assets for the years ended September 30, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

14	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Atlanta Capital Focused Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares of the Fund generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of September 30, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the

15

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Notes to Financial Statements — continued

defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30,
	2019	2018

Ordinary income	$42,259	$610,219

Long-term capital gains	$4,527,168	$9,501,888

During the year ended September 30, 2019, distributable earnings was decreased by $177,207 and paid-in capital was increased by $177,207 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$21,767

Undistributed long-term capital gains	$352,785

Net unrealized appreciation	$20,760,691

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$121,321,660

Gross unrealized appreciation	$20,760,691

Gross unrealized depreciation	—

Net unrealized appreciation	$20,760,691

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended September 30, 2019, the investment adviser fee amounted to $379,615 or 0.65% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of EVM, a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

16

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Notes to Financial Statements — continued

EVM and Atlanta Capital have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80% and 0.80% (1.25%, 2.00% and 1.00% prior to February 1, 2019) of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after January 31, 2020. Pursuant to this agreement, EVM and Atlanta Capital were allocated $112,424 in total of the Fund’s operating expenses for the year ended September 30, 2019.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, EVM earned $12,568 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $34,004 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2019. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2019 amounted to $66,871 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended September 30, 2019, the Fund paid or accrued to EVD $33,832 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2019 amounted to $11,277 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2019, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A Shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $108,865,246 and $10,432,542, respectively, for the year ended September 30, 2019.

17

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended September 30,
Class A	2019	2018

Sales	2,356,353	361,338

Issued to shareholders electing to receive payments of distributions in Fund shares	280,600	616,805

Redemptions	(667,961)	(805,692)

Converted from Class C shares	30,334	—

Net increase	1,999,326	172,451

	Year Ended September 30,
Class C	2019	2018

Sales	718,968	66,006

Issued to shareholders electing to receive payments of distributions in Fund shares	38,019	86,300

Redemptions	(74,330)	(104,737)

Converted to Class A shares	(32,882)	—

Net increase	649,775	47,569

	Year Ended September 30,
Class I	2019	2018

Sales	9,697,781	296,197

Issued to shareholders electing to receive payments of distributions in Fund shares	151,251	300,355

Redemptions	(1,523,897)	(523,593)

Net increase	8,325,135	72,959

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2019.

Effective October 29, 2019, the Fund renewed its line of credit agreement, which expires October 27, 2020. In connection with the renewal, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million to $800 million.

18

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Notes to Financial Statements — continued

9  Investments in Affiliated Funds

At September 30, 2019, the value of the Fund’s investment in affiliated funds was $5,940,908, which represents 4.2% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 2.09%	$998,891	$72,122,176	$(67,179,410)	$(795)	$46	$5,940,908	$59,059	5,941,502

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2019, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$136,141,443	*	$—	$—	$136,141,443

Short-Term Investments	—		5,940,908	—	5,940,908

Total Investments	$136,141,443		$5,940,908	$—	$142,082,351

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

19

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Atlanta Capital Focused Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Atlanta Capital Focused Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

20

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended September 30, 2019, the Fund designates approximately $386,919, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2019, $766,228 or, if subsequently determined to be different, the net capital gain of such year.

21

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 24, 2019, the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory and sub-advisory agreements for each of the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between February and April 2019. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory and sub-advisory agreements.

Among other things, the information the Board considered included the following (for funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and related fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance relative to benchmark indices and, in certain instances, to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser (where applicable) to each fund in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser (where applicable) to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) to each fund as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser (where applicable) to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, if applicable;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any;

22

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Board of Trustees’ Contract Approval — continued

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the adviser or administrator to each of the funds; and

•	The terms of each investment advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2019, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers (where applicable) of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its Committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers (as applicable), with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Atlanta Capital Focused Growth Fund (the “Fund”) and Boston Management and Research (the “Adviser”) and the sub-advisory agreement between the Adviser and Atlanta Capital Management Company, LLC (the “Sub-adviser”), an affiliate of Eaton Vance Management, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

23

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended September 30, 2018. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2018, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Fund and other types of accounts. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

24

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 162 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 162 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

25

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

27

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Atlanta Capital Management Company, LLC

1075 Peachtree Street NE

Suite 2100

Atlanta, GA 30309

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1451    9.30.19

Eaton Vance

Atlanta Capital Select Equity Fund

Annual Report

September 30, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2019

Eaton Vance

Atlanta Capital Select Equity Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21

Federal Tax Information	22

Board of Trustees’ Contract Approval	23

Management and Organization	26

Important Notices	28

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

In the midst of a yearlong trade war with China and slowing economic growth worldwide, U.S. stocks delivered mixed returns during the 12-month period ended September 30, 2019.

U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.

With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times — from a low range of 1.50%-1.75% to 2.25%-2.50% — with the last quarter-point increase on December 19, 2018.

U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the job market was robust during the period with the U.S. unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in auto production.

The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 — its first reduction in over a decade — followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

After sliding in August, U.S. equities rebounded in early September before retreating in the final weeks of the period. During the 12-month period ended September 30, 2019, the blue-chip Dow Jones Industrial Average®2 gained 4.21%, while the broader U.S. equity market, as represented by the S&P 500® Index, rose 4.25%. The technology-laden Nasdaq Composite Index returned 0.52% during the period.

Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index, during the period. As a group, value stocks outpaced growth stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended September 30, 2019, Atlanta Capital Select Equity Fund (the Fund) returned 16.23% for Class A shares at net asset value (NAV). The Fund outperformed its benchmark, the Russell 1000® Index (the Index), which returned 3.87% during the period.

The Fund outperformed the Index due to favorable stock selection, which overcame a modest detraction from sector and industry allocations. On an absolute-return basis, nine of the 11 market sectors within the Index had positive returns during the period. The Fund reported positive returns in all nine sectors in which it was invested.

Stock selection and an overweight position in the materials sector contributed most to relative Fund performance versus the Index. Within the sector, the containers & packaging market delivered notable returns. Beverage container giant Ball Corp. was the Fund’s top-performing individual stock during the period. Aided by the consumer trend moving away from plastic containers, the aluminum can producer topped earnings expectations and raised its forecast during the period.

The health care sector also boosted Fund returns versus the Index as favorable stock selection outweighed a negative overweight position. In the health care equipment & supplies industry, medical device company Teleflex, Inc. outperformed on the strength of a successful new product launch. Dental supply leader DENTSPLY SIRONA, Inc. was also among the Fund’s top individual stocks due to confidence in management’s ability to increase company growth and improve profit margins. The Fund’s lack of exposure in two lagging industries — biotechnology and pharmaceuticals — also boosted relative Fund returns during the period.

In the information technology (IT) sector, stock selection along with an overweight position contributed to relative Fund performance versus the Index. Two of the Fund’s holdings in the outperforming IT sector — Global Payments, Inc. (Global Payments) and Fiserv, Inc. (Fiserv) — were among the Fund’s top individual stocks for the period. A payments processor, Global Payments delivered strong returns, benefiting from the growing consumer trend moving away from a cash economy and more toward credit and debit transactions. Shares of data-processing giant Fiserv rose on solid financial performance aided by major acquisitions during the period.

Conversely, the financials sector was the Fund’s weakest-performer due to unfavorable stock selection. Within the sector, the capital markets industry was a notable laggard during the period. Investment management firm Affiliated Managers Group, Inc. was the Fund’s worst-performing stock, as concerns over an economic and stock market downturn made investors wary. The stock was sold during the period.

The Fund’s lack of exposure to the outperforming utilities industry also detracted from relative Fund returns versus the Index. Management avoided the sector due to concerns over excessive valuations impacting future returns.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Performance2,3

Portfolio Managers William O. Bell IV, CFA, W. Matthew Hereford, CFA and Charles B. Reed, CFA, each of Atlanta Capital Management Company, LLC.

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	01/03/2012	01/03/2012	16.23%	13.00%	14.54%
Class A with 5.75% Maximum Sales Charge	—	—	9.53	11.67	13.67
Class C at NAV	03/19/2013	01/03/2012	15.32	12.15	13.81
Class C with 1% Maximum Sales Charge	—	—	14.32	12.15	13.81
Class I at NAV	01/03/2012	01/03/2012	16.51	13.28	14.82
Class R6 at NAV	02/01/2017	01/03/2012	16.58	13.31	14.84
Russell 1000® Index	—	—	3.87%	10.61%	13.85%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R6
Gross		1.09%	1.84%	0.84%	0.79%
Net		1.05	1.80	0.80	0.75

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	01/03/2012	$27,241	N.A.
Class I	$250,000	01/03/2012	$728,997	N.A.
Class R6	$1,000,000	01/03/2012	$2,920,237	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

White Mountains Insurance Group, Ltd.	6.0%

TJX Cos., Inc. (The)	5.8

Fiserv, Inc.	5.6

Ball Corp.	5.1

Aramark	4.7

Global Payments, Inc.	4.4

U.S. Bancorp	4.4

Teleflex, Inc.	4.4

Visa, Inc., Class A	4.4

Thermo Fisher Scientific, Inc.	3.7

Total	48.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C is linked to Class A and the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 – September 30, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period* (4/1/19 – 9/30/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,124.30	$5.59	**	1.05%
Class C	$1,000.00	$1,120.00	$9.57	**	1.80%
Class I	$1,000.00	$1,125.70	$4.26	**	0.80%
Class R6	$1,000.00	$1,126.00	$4.00	**	0.75%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	$5.32	**	1.05%
Class C	$1,000.00	$1,016.00	$9.10	**	1.80%
Class I	$1,000.00	$1,021.10	$4.05	**	0.80%
Class R6	$1,000.00	$1,021.30	$3.80	**	0.75%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Portfolio of Investments

Common Stocks — 94.0%
Security	Shares	Value

Banks — 4.4%

U.S. Bancorp	478,598	$26,485,613

		$26,485,613

Beverages — 3.0%

Diageo PLC ADR	108,915	$17,809,781

		$17,809,781

Chemicals — 2.9%

Sherwin-Williams Co. (The)	31,507	$17,324,754

		$17,324,754

Containers & Packaging — 5.1%

Ball Corp.	419,846	$30,568,987

		$30,568,987

Equity Real Estate Investment Trusts (REITs) — 2.7%

American Tower Corp.	72,015	$15,924,677

		$15,924,677

Food Products — 2.0%

Nestle SA ADR	108,683	$11,781,237

		$11,781,237

Health Care Equipment & Supplies — 15.2%

Cooper Cos., Inc. (The)	59,581	$17,695,557

Danaher Corp.	95,605	13,808,230

DENTSPLY SIRONA, Inc.	284,783	15,181,782

STERIS PLC	119,608	17,282,160

Teleflex, Inc.	77,645	26,379,889

		$90,347,618

Health Care Providers & Services — 1.7%

Henry Schein, Inc.(1)	163,955	$10,411,142

		$10,411,142

Hotels, Restaurants & Leisure — 4.7%

Aramark	647,907	$28,235,787

		$28,235,787

Security	Shares	Value

Insurance — 7.5%

Markel Corp.(1)	7,244	$8,561,684

White Mountains Insurance Group, Ltd.	33,247	35,906,760

		$44,468,444

Interactive Media & Services — 2.9%

Alphabet, Inc., Class C(1)	14,367	$17,513,373

		$17,513,373

IT Services — 19.4%

Fidelity National Information Services, Inc.	111,874	$14,852,392

Fiserv, Inc.(1)	324,156	33,579,320

Global Payments, Inc.	166,738	26,511,342

Mastercard, Inc., Class A	53,976	14,658,262

Visa, Inc., Class A	151,082	25,987,615

		$115,588,931

Life Sciences Tools & Services — 3.7%

Thermo Fisher Scientific, Inc.	76,554	$22,297,884

		$22,297,884

Professional Services — 2.0%

Verisk Analytics, Inc.	73,680	$11,651,755

		$11,651,755

Software — 4.7%

ANSYS, Inc.(1)	73,942	$16,367,801

Check Point Software Technologies, Ltd.(1)	108,245	11,852,828

		$28,220,629

Specialty Retail — 12.1%

O’Reilly Automotive, Inc.(1)	40,880	$16,291,089

Ross Stores, Inc.	189,100	20,772,635

TJX Cos., Inc. (The)	623,437	34,750,378

		$71,814,102

Total Common Stocks (identified cost $381,387,297)		$560,444,714

7	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Portfolio of Investments — continued

Short-Term Investments — 9.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.09%(2)	54,552,793	$54,547,338

Total Short-Term Investments (identified cost $54,546,593)		$54,547,338

Total Investments — 103.2% (identified cost $435,933,890)		$614,992,052

Other Assets, Less Liabilities — (3.2)%		$(18,992,362)

Net Assets — 100.0%		$595,999,690

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2019.

Abbreviations:

ADR	–	American Depositary Receipt

8	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Statement of Assets and Liabilities

Assets	September 30, 2019

Unaffiliated investments, at value (identified cost, $381,387,297)	$560,444,714

Affiliated investment, at value (identified cost, $54,546,593)	54,547,338

Dividends receivable	513,841

Dividends receivable from affiliated investment	74,200

Receivable for investments sold	8,841,971

Receivable for Fund shares sold	2,654,485

Tax reclaims receivable	148,914

Total assets	$627,225,463

Liabilities

Payable for investments purchased	$29,715,714

Payable for Fund shares redeemed	954,521

Payable to affiliates:

Investment adviser and administration fee	329,415

Distribution and service fees	41,911

Other	15,906

Accrued expenses	168,306

Total liabilities	$31,225,773

Net Assets	$595,999,690

Sources of Net Assets

Paid-in capital	$413,676,402

Distributable earnings	182,323,288

Total	$595,999,690

Class A Shares

Net Assets	$78,207,982

Shares Outstanding	3,045,983

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$25.68

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$27.25

Class C Shares

Net Assets	$32,808,942

Shares Outstanding	1,346,677

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$24.36

Class I Shares

Net Assets	$464,861,756

Shares Outstanding	17,777,880

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$26.15

Class R6 Shares

Net Assets	$20,121,010

Shares Outstanding	768,303

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$26.19

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Statement of Operations

Investment Income	Year Ended September 30, 2019

Dividends (net of foreign taxes, $32,321)	$3,449,437

Dividends from affiliated investment	551,947

Total investment income	$4,001,384

Expenses

Investment adviser and administration fee	$3,040,850

Distribution and service fees

Class A	133,325

Class C	261,307

Trustees’ fees and expenses	22,422

Custodian fee	107,946

Transfer and dividend disbursing agent fees	226,937

Legal and accounting services	47,867

Printing and postage	45,513

Registration fees	54,753

Miscellaneous	28,254

Total expenses	$3,969,174

Deduct —

Allocation of expenses to affiliates	$104,897

Total expense reductions	$104,897

Net expenses	$3,864,277

Net investment income	$137,107

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$8,976,459

Investment transactions — affiliated investment	(1,298)

Net realized gain	$8,975,161

Change in unrealized appreciation (depreciation) —

Investments	$62,110,243

Investments — affiliated investment	745

Net change in unrealized appreciation (depreciation)	$62,110,988

Net realized and unrealized gain	$71,086,149

Net increase in net assets from operations	$71,223,256

10	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income (loss)	$137,107	$(272,097)

Net realized gain	8,975,161	11,885,534

Net change in unrealized appreciation (depreciation)	62,110,988	47,777,305

Net increase in net assets from operations	$71,223,256	$59,390,742

Distributions to shareholders —

Class A	$(1,845,688)	$(1,344,852)

Class C	(1,007,198)	(377,678)

Class I	(11,796,312)	(3,957,406)

Class R6	(570,126)	(169,938)

Total distributions to shareholders	$(15,219,324)	$(5,849,874)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$38,940,359	$15,656,802

Class C	12,198,572	3,465,280

Class I	232,090,098	80,171,257

Class R6	6,607,520	14,046,834

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,668,436	1,279,483

Class C	893,649	344,263

Class I	10,316,450	3,520,451

Class R6	570,126	169,938

Cost of shares redeemed

Class A	(16,600,360)	(64,683,224)

Class C	(6,318,638)	(5,312,333)

Class I	(115,689,728)	(81,440,557)

Class R6	(3,859,972)	(1,299,231)

Net asset value of shares converted

Class A	1,104,947	—

Class C	(1,104,947)	—

Net increase (decrease) in net assets from Fund share transactions	$160,816,512	$(34,081,037)

Net increase in net assets	$216,820,444	$19,459,831

Net Assets

At beginning of year	$379,179,246	$359,719,415

At end of year	$595,999,690	$379,179,246

11	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Financial Highlights

	Class A

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$23.050	$19.980	$17.590	$16.320	$15.450

Income (Loss) From Operations

Net investment loss(1)	$(0.030)	$(0.051)	$(0.034)	$(0.054)	$(0.047)

Net realized and unrealized gain	3.567	3.448	2.427	1.870	1.132

Total income from operations	$3.537	$3.397	$2.393	$1.816	$1.085

Less Distributions

From net realized gain	$(0.907)	$(0.327)	$(0.003)	$(0.546)	$(0.215)

Total distributions	$(0.907)	$(0.327)	$(0.003)	$(0.546)	$(0.215)

Net asset value — End of year	$25.680	$23.050	$19.980	$17.590	$16.320

Total Return(2)(3)	16.23%	17.20%	13.67%	11.23%	7.01%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$78,208	$46,288	$84,692	$72,865	$54,145

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.05%	1.05%	1.10%	1.20%	1.20%

Net investment loss	(0.13)%	(0.24)%	(0.18)%	(0.32)%	(0.28)%

Portfolio Turnover	18%	3%	14%	16%	24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.02%, 0.04%, 0.07%, 0.05% and 0.15% of average daily net assets for the years ended September 30, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

12	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Financial Highlights — continued

	Class C

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$22.080	$19.290	$17.110	$16.000	$15.270

Income (Loss) From Operations

Net investment loss(1)	$(0.195)	$(0.196)	$(0.168)	$(0.175)	$(0.170)

Net realized and unrealized gain	3.382	3.313	2.351	1.831	1.115

Total income from operations	$3.187	$3.117	$2.183	$1.656	$0.945

Less Distributions

From net realized gain	$(0.907)	$(0.327)	$(0.003)	$(0.546)	$(0.215)

Total distributions	$(0.907)	$(0.327)	$(0.003)	$(0.546)	$(0.215)

Net asset value — End of year	$24.360	$22.080	$19.290	$17.110	$16.000

Total Return(2)(3)	15.32%	16.36%	12.76%	10.49%	6.16%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$32,809	$24,222	$22,588	$19,479	$12,096

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.80%	1.80%	1.85%	1.95%	1.95%

Net investment loss	(0.89)%	(0.96)%	(0.93)%	(1.05)%	(1.03)%

Portfolio Turnover	18%	3%	14%	16%	24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.02%, 0.04%, 0.07%, 0.05% and 0.15% of average daily net assets for the years ended September 30, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

13	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Financial Highlights — continued

	Class I

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$23.400	$20.220	$17.760	$16.430	$15.520

Income (Loss) From Operations

Net investment income (loss)(1)	$0.028	$0.009	$0.015	$(0.007)	$(0.006)

Net realized and unrealized gain	3.629	3.498	2.448	1.883	1.131

Total income from operations	$3.657	$3.507	$2.463	$1.876	$1.125

Less Distributions

From net realized gain	$(0.907)	$(0.327)	$(0.003)	$(0.546)	$(0.215)

Total distributions	$(0.907)	$(0.327)	$(0.003)	$(0.546)	$(0.215)

Net asset value — End of year	$26.150	$23.400	$20.220	$17.760	$16.430

Total Return(2)(3)	16.51%	17.49%	13.93%	11.58%	7.24%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$464,862	$294,066	$252,429	$168,322	$35,746

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.80%	0.80%	0.85%	0.95%	0.95%

Net investment income (loss)	0.12%	0.04%	0.08%	(0.04)%	(0.03)%

Portfolio Turnover	18%	3%	14%	16%	24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.02%, 0.04%, 0.07%, 0.05% and 0.15% of average daily net assets for the years ended September 30, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

14	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Financial Highlights — continued

	Class R6

	Year Ended September 30,		Period Ended September 30, 2017(1)
	2019	2018

Net asset value — Beginning of period	$23.420	$20.230	$18.230

Income (Loss) From Operations

Net investment income(2)	$0.039	$0.025	$0.040

Net realized and unrealized gain	3.638	3.492	1.960

Total income from operations	$3.677	$3.517	$2.000

Less Distributions

From net realized gain	$(0.907)	$(0.327)	$—

Total distributions	$(0.907)	$(0.327)	$—

Net asset value — End of period	$26.190	$23.420	$20.230

Total Return(3)(4)	16.58%	17.59%	10.97	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$20,121	$14,603	$11

Ratios (as a percentage of average daily net assets):

Expenses(4)	0.75%	0.75%	0.75	%(6)

Net investment income	0.17%	0.11%	0.32	%(6)

Portfolio Turnover	18%	3%	14	%(7)

(1)	For the period from the commencement of operations, February 1, 2017, to September 30, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.02%, 0.04% and 0.06% of average daily net assets for the years ended September 30, 2019, 2018 and the period from the commencement of operations, February 1, 2017, to September 30, 2017, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Annualized.

(7)	For the Fund’s year ended September 30, 2017.

15	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Atlanta Capital Select Equity Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares of the Fund generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of September 30, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

16

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Notes to Financial Statements — continued

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30,
	2019	2018

Ordinary income	$761,889	$—

Long-term capital gains	$14,457,435	$5,849,874

During the year ended September 30, 2019, distributable earnings was decreased by $476,584 and paid-in capital was increased by $476,584 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$536,087

Undistributed long-term capital gains	$2,385,626

Net unrealized appreciation	$179,401,575

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$435,590,477

Gross unrealized appreciation	$179,861,380

Gross unrealized depreciation	(459,805)

Net unrealized appreciation	$179,401,575

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.70% of the Fund’s average daily net assets up to $500 million, 0.675% on net assets of $500 million but less than

17

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Notes to Financial Statements — continued

$1 billion and at reduced rates on average daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. For the year ended September 30, 2019, the investment adviser and administration fee amounted to $3,040,850 or 0.70% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM pays Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of EVM, a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM and Atlanta Capital have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80%, 0.80% and 0.75% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R6, respectively. This agreement may be changed or terminated after January 31, 2020. Pursuant to this agreement, EVM and Atlanta Capital were allocated $104,897 in total of the Fund’s operating expenses for the year ended September 30, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, EVM earned $10,703 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $53,187 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2019. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2019 amounted to $133,325 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended September 30, 2019, the Fund paid or accrued to EVD $195,980 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2019 amounted to $65,327 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2019, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $189,808,403 and $77,381,913, respectively, for the year ended September 30, 2019.

18

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended September 30,
Class A	2019	2018

Sales	1,620,830	745,791

Issued to shareholders electing to receive payments of distributions in Fund shares	79,525	62,505

Redemptions	(714,041)	(3,039,132)

Converted from Class C shares	51,136	—

Net increase (decrease)	1,037,450	(2,230,836)

	Year Ended September 30,
Class C	2019	2018

Sales	548,270	170,339

Issued to shareholders electing to receive payments of distributions in Fund shares	44,616	17,449

Redemptions	(289,808)	(261,494)

Converted to Class A shares	(53,650)	—

Net increase (decrease)	249,428	(73,706)

	Year Ended September 30,
Class I	2019	2018

Sales	9,680,522	3,723,407

Issued to shareholders electing to receive payments of distributions in Fund shares	483,886	169,742

Redemptions	(4,955,678)	(3,805,261)

Net increase	5,208,730	87,888

	Year Ended September 30,
Class R6	2019	2018

Sales	273,896	675,229

Issued to shareholders electing to receive payments of distributions in Fund shares	26,704	8,190

Redemptions	(155,857)	(60,408)

Net increase	144,743	623,011

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2019.

19

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Notes to Financial Statements — continued

Effective October 29, 2019, the Fund renewed its line of credit agreement, which expires October 27, 2020. In connection with the renewal, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million to $800 million.

9  Investments in Affiliated Funds

At September 30, 2019, the value of the Fund’s investment in affiliated funds was $54,547,338, which represents 9.2% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 2.09%	$1,919,644	$213,424,141	$(160,795,894)	$(1,298)	$745	$54,547,338	$551,947	54,552,793

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2019, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$560,444,714	*	$—	$—	$560,444,714

Short-Term Investments	—		54,547,338	—	54,547,338

Total Investments	$560,444,714		$54,547,338	$—	$614,992,052

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

20

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Atlanta Capital Select Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Atlanta Capital Select Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 19, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended September 30, 2019, the Fund designates approximately $3,150,852, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2019, $8,082,505 or, if subsequently determined to be different, the net capital gain of such year.

22

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 24, 2019, the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory and sub-advisory agreements for each of the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between February and April 2019. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory and sub-advisory agreements.

Among other things, the information the Board considered included the following (for funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and related fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance relative to benchmark indices and, in certain instances, to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser (where applicable) to each fund in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser (where applicable) to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) to each fund as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser (where applicable) to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, if applicable;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any;

23

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Board of Trustees’ Contract Approval — continued

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the adviser or administrator to each of the funds; and

•	The terms of each investment advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2019, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers (where applicable) of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its Committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers (as applicable), with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Atlanta Capital Select Equity Fund (the “Fund”) and Eaton Vance Management (the “Adviser”) and the sub-advisory agreement between the Adviser and Atlanta Capital Management Company, LLC (the “Sub-adviser”), an affiliate of the Adviser, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s abilities and experience in implementing the Fund’s investment strategies. In particular, the Board considered the abilities and experience of the Sub-adviser’s investment professionals in investing in equity securities, including both U.S. and foreign common stocks. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent

24

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Board of Trustees’ Contract Approval — continued

trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three- and five-year periods ended September 30, 2018. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. On the basis of the foregoing, the performance of the Fund over other periods, and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2018, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Fund and other types of accounts. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

25

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 162 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 162 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

26

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

27

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

28

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Atlanta Capital Management Company, LLC

1075 Peachtree Street NE

Suite 2100

Atlanta, GA 30309

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5748    9.30.19

Eaton Vance

Atlanta Capital SMID-Cap Fund

Annual Report

September 30, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2019

Eaton Vance

Atlanta Capital SMID-Cap Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Board of Trustees’ Contract Approval	25

Management and Organization	28

Important Notices	30

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

In the midst of a yearlong trade war with China and slowing economic growth worldwide, U.S. stocks delivered mixed returns during the 12-month period ended September 30, 2019.

U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.

With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times — from a low range of 1.50%-1.75% to 2.25%-2.50% — with the last quarter-point increase on December 19, 2018.

U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the job market was robust during the period with the U.S. unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in auto production.

The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 — its first reduction in over a decade — followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

After sliding in August, U.S. equities rebounded in early September before retreating in the final weeks of the period. During the 12-month period ended September 30, 2019, the blue-chip Dow Jones Industrial Average®2 gained 4.21%, while the broader U.S. equity market, as represented by the S&P 500® Index, rose 4.25%. The technology-laden Nasdaq Composite Index returned 0.52% during the period.

Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index, during the period. As a group, value stocks outpaced growth stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended September 30, 2019, Atlanta Capital SMID-Cap Fund (the Fund) returned 8.29% for Class A shares at net asset value (NAV). The Fund outperformed its primary benchmark, the Russell 2500™ Index (the Index), which returned –4.04% during the period.

The Fund outperformed the Index largely due to favorable stock selection. Sector and industry allocations also contributed to relative Fund performance versus the Index. On an absolute-return basis, three of the 11 market sectors within the Index had positive returns for the period. The Fund reported positive returns in seven of the eight sectors in which it was invested.

The health care sector made the largest contribution to Fund performance versus the Index due largely to favorable stock selection. Within the sector, the health care equipment & supplies market delivered notable returns during the period. One of the Fund’s leading individual stocks was medical device company Teleflex, Inc., which outperformed on the strength of a successful new product launch. Dental supply company DENTSPLY SIRONA, Inc. was also among the Fund’s top individual stocks due to confidence in management’s ability to increase company growth and improve profit margins.

Stock selection in the consumer discretionary sector also boosted relative Fund performance versus the Index. Within the sector, the diversified consumer services market reported notable returns as a result of stock selection and an overweight position. Pest control company ServiceMaster Global Holdings, Inc. was among the Fund’s best-performing individual stocks, as new management delivered strong financial returns behind improved customer service.

The industrials sector contributed to relative Fund performance as a result of stock selection along with an overweight position. Within the sector, the commercial services & supplies market produced solid returns during the period. One of the Fund’s top-performing individual stocks was Copart, Inc., an auto-salvage firm serving the insurance industry. The company topped expectations due, partly, to a rise in traffic accidents caused by distracted driving.

Overall, the Fund’s top-performing individual stock was WR Berkley Corp., a property & casualty insurer specializing in excess risk. The company gained market share and strengthened its pricing position, as several competitors left the field.

Conversely, an underweight position in the real estate sector detracted from relative Fund performance versus the Index. In particular, the Fund’s lack of exposure to the equity real estate investment trusts market constrained Fund returns during the period. Fund management avoided the industry over concerns about excessive valuations. Lack of holdings in the outperforming utilities sector also detracted from relative Fund performance, as management shunned it for the same reason.

On an individual stock basis, the Fund’s weakest performer was Covetrus, Inc., a distributor of veterinary supplies. The company’s financial returns disappointed after it was spun off from a larger firm.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Performance2,3

Portfolio Managers Charles B. Reed, CFA, William O. Bell IV, CFA and W. Matthew Hereford, CFA, each of Atlanta Capital Management Company, LLC.

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/28/2003	04/30/2002	8.29%	14.79%	15.07%
Class A with 5.75% Maximum Sales Charge	—	—	2.07	13.44	14.39
Class C at NAV	10/01/2009	04/30/2002	7.46	13.93	14.21
Class C with 1% Maximum Sales Charge	—	—	6.47	13.93	14.21
Class I at NAV	04/30/2002	04/30/2002	8.55	15.07	15.35
Class R at NAV	08/03/2009	04/30/2002	8.01	14.49	14.79
Class R6 at NAV	07/01/2014	04/30/2002	8.64	15.17	15.41
Russell 2500™ Index	—	—	–4.04%	8.57%	12.21%
Russell 2000® Index	—	—	–8.89	8.18	11.19

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6
	1.16%	1.91%	0.91%	1.41%	0.82%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$37,790	N.A.
Class I	$250,000	09/30/2009	$1,043,738	N.A.
Class R	$10,000	09/30/2009	$39,739	N.A.
Class R6	$1,000,000	09/30/2009	$4,195,953	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Aramark	4.8%

WR Berkley Corp.	4.7

TransUnion	4.5

Teleflex, Inc.	4.1

ServiceMaster Global Holdings, Inc.	4.1

Manhattan Associates, Inc.	3.1

J.B. Hunt Transport Services, Inc.	3.0

WEX, Inc.	2.9

AptarGroup, Inc.	2.9

Henry Schein, Inc.	2.8

Total	36.9%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 2500™ Index is an unmanaged index of approximately 2,500 small- and mid-cap U.S. stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C is linked to Class A and the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 – September 30, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period* (4/1/19 – 9/30/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,118.50	$6.16	1.16%
Class C	$1,000.00	$1,114.20	$10.12	1.91%
Class I	$1,000.00	$1,119.80	$4.84	0.91%
Class R	$1,000.00	$1,117.00	$7.48	1.41%
Class R6	$1,000.00	$1,120.00	$4.36	0.82%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.87	1.16%
Class C	$1,000.00	$1,015.50	$9.65	1.91%
Class I	$1,000.00	$1,020.50	$4.61	0.91%
Class R	$1,000.00	$1,018.00	$7.13	1.41%
Class R6	$1,000.00	$1,021.00	$4.15	0.82%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

6

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Portfolio of Investments

Common Stocks — 97.0%
Security	Shares	Value

Aerospace & Defense — 1.0%

Hexcel Corp.	1,599,585	$131,373,916

		$131,373,916

Banks — 3.4%

Prosperity Bancshares, Inc.	2,369,668	$167,369,651

Umpqua Holdings Corp.(1)	11,646,747	191,705,455

Westamerica Bancorporation(1)	1,433,011	89,104,624

		$448,179,730

Building Products — 2.5%

Lennox International, Inc.	1,335,416	$324,466,025

		$324,466,025

Capital Markets — 5.0%

Affiliated Managers Group, Inc.	926,442	$77,218,941

FactSet Research Systems, Inc.	532,559	129,395,860

Morningstar, Inc.	1,101,713	161,004,338

SEI Investments Co.	4,735,814	280,620,658

		$648,239,797

Chemicals — 2.7%

RPM International, Inc.	2,810,656	$193,401,239

Sensient Technologies Corp.(1)	2,278,426	156,413,945

		$349,815,184

Commercial Services & Supplies — 1.9%

Copart, Inc.(2)	1,650,428	$132,578,881

IAA, Inc.(2)	2,708,850	113,040,311

		$245,619,192

Containers & Packaging — 2.9%

AptarGroup, Inc.	3,162,641	$374,614,826

		$374,614,826

Distributors — 1.0%

Pool Corp.	636,357	$128,353,207

		$128,353,207

Diversified Consumer Services — 6.6%

Frontdoor, Inc.(2)	3,930,276	$190,893,505

Service Corporation International	3,008,534	143,838,011

Security	Shares	Value

Diversified Consumer Services (continued)

ServiceMaster Global Holdings, Inc.(1)(2)	9,500,901	$531,100,366

		$865,831,882

Electrical Equipment — 1.3%

Acuity Brands, Inc.	1,274,781	$171,827,731

		$171,827,731

Electronic Equipment, Instruments & Components — 4.9%

CDW Corp.	2,713,704	$334,436,881

FLIR Systems, Inc.	3,459,895	181,955,878

Trimble, Inc.(2)	3,110,244	120,708,570

		$637,101,329

Health Care Equipment & Supplies — 6.5%

DENTSPLY SIRONA, Inc.	3,776,383	$201,318,978

Teleflex, Inc.	1,585,343	538,620,284

Varian Medical Systems, Inc.(2)	958,709	114,172,655

		$854,111,917

Health Care Providers & Services — 2.9%

Covetrus, Inc.(2)	1,988,604	$23,644,502

Henry Schein, Inc.(2)	5,691,880	361,434,380

		$385,078,882

Hotels, Restaurants & Leisure — 6.5%

Aramark(1)	14,317,598	$623,960,921

Choice Hotels International, Inc.	2,572,449	228,845,063

		$852,805,984

Industrial Conglomerates — 2.5%

Carlisle Cos., Inc.	2,220,101	$323,113,500

		$323,113,500

Insurance — 6.7%

Markel Corp.(2)	221,695	$262,021,320

WR Berkley Corp.	8,553,211	617,798,431

		$879,819,751

IT Services — 7.5%

Broadridge Financial Solutions, Inc.	1,448,735	$180,266,096

Gartner, Inc.(2)	1,746,872	249,785,227

Jack Henry & Associates, Inc.	1,150,529	167,942,718

WEX, Inc.(2)	1,867,672	377,400,481

		$975,394,522

7	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Portfolio of Investments — continued

Security	Shares	Value

Life Sciences Tools & Services — 3.3%

Bio-Rad Laboratories, Inc., Class A(2)	636,514	$211,793,668

Bio-Techne Corp.	1,136,211	222,322,407

		$434,116,075

Machinery — 4.8%

Donaldson Co., Inc.	2,241,179	$116,720,602

Graco, Inc.	2,864,807	131,895,714

IDEX Corp.	1,154,614	189,218,143

Nordson Corp.	1,310,447	191,665,978

		$629,500,437

Marine — 2.0%

Kirby Corp.(1)(2)	3,155,908	$259,289,401

		$259,289,401

Professional Services — 4.5%

TransUnion	7,286,927	$591,042,649

		$591,042,649

Real Estate Management & Development — 1.2%

Jones Lang LaSalle, Inc.	1,181,077	$164,240,568

		$164,240,568

Road & Rail — 4.4%

J.B. Hunt Transport Services, Inc.	3,541,857	$391,906,477

Landstar System, Inc.	1,678,518	188,967,556

		$580,874,033

Software — 8.2%

ANSYS, Inc.(2)	751,006	$166,242,688

Blackbaud, Inc.(1)	3,277,226	296,064,597

Fair Isaac Corp.(2)	685,975	208,207,132

Manhattan Associates, Inc.(1)(2)	5,017,586	404,768,663

		$1,075,283,080

Specialty Retail — 1.1%

Sally Beauty Holdings, Inc.(1)(2)	9,366,025	$139,460,112

		$139,460,112

Textiles, Apparel & Luxury Goods — 1.7%

Columbia Sportswear Co.	2,268,239	$219,769,677

		$219,769,677

Total Common Stocks (identified cost $7,527,605,786)		$12,689,323,407

Short-Term Investments — 3.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.09%(3)	405,780,956	$405,740,378

Total Short-Term Investments (identified cost $405,758,040)		$405,740,378

Total Investments — 100.1% (identified cost $7,933,363,826)		$13,095,063,785

Other Assets, Less Liabilities — (0.1)%		$(16,440,844)

Net Assets — 100.0%		$13,078,622,941

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Affiliated company (see Note 9).

(2)	Non-income producing security.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2019.

8	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Statement of Assets and Liabilities

Assets	September 30, 2019

Unaffiliated investments, at value (identified cost, $5,534,742,275)	$9,997,455,323

Affiliated investments, at value (identified cost, $2,398,621,551)	3,097,608,462

Dividends receivable	3,134,868

Dividends receivable from affiliated investments	3,961,141

Receivable for investments sold	10,377,039

Receivable for Fund shares sold	9,018,757

Total assets	$13,121,555,590

Liabilities

Payable for investments purchased	$9,680,897

Payable for Fund shares redeemed	20,921,756

Payable to affiliates:

Investment adviser fee	8,432,523

Distribution and service fees	760,866

Accrued expenses	3,136,607

Total liabilities	$42,932,649

Net Assets	$13,078,622,941

Sources of Net Assets

Paid-in capital	$7,164,825,732

Distributable earnings	5,913,797,209

Total	$13,078,622,941

Class A Shares

Net Assets	$1,764,848,031

Shares Outstanding	50,805,283

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$34.74

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$36.86

Class C Shares

Net Assets	$181,256,661

Shares Outstanding	5,717,786

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$31.70

Class I Shares

Net Assets	$6,906,250,644

Shares Outstanding	178,406,631

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$38.71

Class R Shares

Net Assets	$588,075,705

Shares Outstanding	17,445,522

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$33.71

Class R6 Shares

Net Assets	$3,638,191,900

Shares Outstanding	93,445,593

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$38.93

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Statement of Operations

Investment Income	Year Ended September 30, 2019

Dividends	$61,243,842

Dividends from affiliated investments	46,780,342

Total investment income	$108,024,184

Expenses

Investment adviser fee	$95,490,667

Distribution and service fees

Class A	4,293,734

Class C	1,957,202

Class R	2,751,598

Trustees’ fees and expenses	108,500

Custodian fee	1,678,640

Transfer and dividend disbursing agent fees	9,376,671

Legal and accounting services	300,837

Printing and postage	756,605

Registration fees	266,154

Miscellaneous	442,071

Total expenses	$117,422,679

Net investment loss	$(9,398,495)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$1,020,994,705

Investment transactions — affiliated investments	233,378,015

Net realized gain	$1,254,372,720

Change in unrealized appreciation (depreciation) —

Investments	$(478,803,569)

Investments — affiliated investments	208,113,311

Net change in unrealized appreciation (depreciation)	$(270,690,258)

Net realized and unrealized gain	$983,682,462

Net increase in net assets from operations	$974,283,967

10	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment loss	$(9,398,495)	$(14,104,430)

Net realized gain	1,254,372,720	352,702,328

Net change in unrealized appreciation (depreciation)	(270,690,258)	2,092,356,764

Net increase in net assets from operations	$974,283,967	$2,430,954,662

Distributions to shareholders —

Class A	$(116,136,969)	$(64,121,944)

Class C	(15,638,185)	(9,049,930)

Class I	(419,348,036)	(218,200,808)

Class R	(36,842,583)	(18,138,514)

Class R6	(157,053,225)	(60,204,689)

Total distributions to shareholders	$(745,018,998)	$(369,715,885)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$288,294,243	$541,063,870

Class C	5,665,563	13,407,603

Class I	1,119,643,472	1,486,937,042

Class R	67,210,497	109,317,404

Class R6	1,141,759,814	1,026,666,231

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	102,122,597	55,462,477

Class C	14,055,764	8,137,207

Class I	333,675,062	185,558,595

Class R	35,556,639	17,113,524

Class R6	154,871,459	60,173,079

Cost of shares redeemed

Class A	(581,985,396)	(695,442,322)

Class C	(57,141,865)	(46,490,819)

Class I	(2,042,208,669)	(1,718,627,014)

Class R	(104,132,728)	(89,884,146)

Class R6	(638,108,378)	(288,963,254)

Net asset value of shares converted

Class A	15,185,944	—

Class C	(15,185,944)	—

Net increase (decrease) in net assets from Fund share transactions	$(160,721,926)	$664,429,477

Net increase in net assets	$68,543,043	$2,725,668,254

Net Assets

At beginning of year	$13,010,079,898	$10,284,411,644

At end of year	$13,078,622,941	$13,010,079,898

11	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Financial Highlights

	Class A

	Year Ended September 30,
	2019	2018		2017		2016		2015

Net asset value — Beginning of year	$34.450	$29.050		$25.770		$23.780		$22.330

Income (Loss) From Operations

Net investment loss(1)	$(0.088)	$(0.096)		$(0.101)		$(0.087)		$(0.075)

Net realized and unrealized gain	2.526	6.606		4.379		3.812		2.286

Total income from operations	$2.438	$6.510		$4.278		$3.725		$2.211

Less Distributions

From net realized gain	$(2.148)	$(1.110)		$(0.998)		$(1.735)		$(0.761)

Total distributions	$(2.148)	$(1.110)		$(0.998)		$(1.735)		$(0.761)

Net asset value — End of year	$34.740	$34.450		$29.050		$25.770		$23.780

Total Return(2)	8.29%	22.97%		17.06%		16.27%		9.99%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,764,848	$1,935,900		$1,711,298		$1,764,805		$1,336,145

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.17%	1.16	%(4)	1.19	%(4)	1.21	%(4)	1.22	%(4)

Net investment loss	(0.28)%	(0.30	)%(4)	(0.38	)%(4)	(0.35	)%(4)	(0.31	)%(4)

Portfolio Turnover of the Portfolio(5)	—	3%		11%		17%		17%

Portfolio Turnover of the Fund	16%	5	%(6)	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to SMID-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 18, 2018 and which had the same investment objective and policies as the Fund during such period.

12	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Financial Highlights — continued

	Class C

	Year Ended September 30,
	2019	2018		2017		2016		2015

Net asset value — Beginning of year	$31.870	$27.140		$24.320		$22.690		$21.500

Income (Loss) From Operations

Net investment loss(1)	$(0.298)	$(0.310)		$(0.284)		$(0.257)		$(0.246)

Net realized and unrealized gain	2.276	6.150		4.102		3.622		2.197

Total income from operations	$1.978	$5.840		$3.818		$3.365		$1.951

Less Distributions

From net realized gain	$(2.148)	$(1.110)		$(0.998)		$(1.735)		$(0.761)

Total distributions	$(2.148)	$(1.110)		$(0.998)		$(1.735)		$(0.761)

Net asset value — End of year	$31.700	$31.870		$27.140		$24.320		$22.690

Total Return(2)	7.46%	22.09%		16.15%		15.41%		9.15%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$181,257	$239,937		$226,669		$240,309		$222,081

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.92%	1.91	%(4)	1.94	%(4)	1.96	%(4)	1.97	%(4)

Net investment loss	(1.03)%	(1.06	)%(4)	(1.13	)%(4)	(1.10	)%(4)	(1.06	)%(4)

Portfolio Turnover of the Portfolio(5)	—	3%		11%		17%		17%

Portfolio Turnover of the Fund	16%	5	%(6)	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to SMID-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 18, 2018 and which had the same investment objective and policies as the Fund during such period.

13	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Financial Highlights — continued

	Class I

	Year Ended September 30,
	2019	2018		2017		2016		2015

Net asset value — Beginning of year	$38.030	$31.880		$28.120		$25.740		$24.060

Income (Loss) From Operations

Net investment loss(1)	$(0.009)	$(0.020)		$(0.039)		$(0.027)		$(0.015)

Net realized and unrealized gain	2.837	7.280		4.797		4.142		2.456

Total income from operations	$2.828	$7.260		$4.758		$4.115		$2.441

Less Distributions

From net realized gain	$(2.148)	$(1.110)		$(0.998)		$(1.735)		$(0.761)

Total distributions	$(2.148)	$(1.110)		$(0.998)		$(1.735)		$(0.761)

Net asset value — End of year	$38.710	$38.030		$31.880		$28.120		$25.740

Total Return(2)	8.55%	23.30%		17.35%		16.56%		10.23%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$6,906,251	$7,422,332		$6,245,313		$4,816,563		$3,839,740

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.92%	0.91	%(4)	0.94	%(4)	0.96	%(4)	0.97	%(4)

Net investment loss	(0.03)%	(0.06	)%(4)	(0.13	)%(4)	(0.10	)%(4)	(0.06	)%(4)

Portfolio Turnover of the Portfolio(5)	—	3%		11%		17%		17%

Portfolio Turnover of the Fund	16%	5	%(6)	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to SMID-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 18, 2018 and which had the same investment objective and policies as the Fund during such period.

14	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Financial Highlights — continued

	Class R

	Year Ended September 30,
	2019	2018		2017		2016		2015

Net asset value — Beginning of year	$33.580	$28.410		$25.290		$23.420		$22.060

Income (Loss) From Operations

Net investment loss(1)	$(0.162)	$(0.171)		$(0.166)		$(0.147)		$(0.134)

Net realized and unrealized gain	2.440	6.451		4.284		3.752		2.255

Total income from operations	$2.278	$6.280		$4.118		$3.605		$2.121

Less Distributions

From net realized gain	$(2.148)	$(1.110)		$(0.998)		$(1.735)		$(0.761)

Total distributions	$(2.148)	$(1.110)		$(0.998)		$(1.735)		$(0.761)

Net asset value — End of year	$33.710	$33.580		$28.410		$25.290		$23.420

Total Return(2)	8.01%	22.67%		16.74%		16.00%		9.70%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$588,076	$583,049		$458,145		$337,874		$209,022

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.42%	1.41	%(4)	1.44	%(4)	1.46	%(4)	1.47	%(4)

Net investment loss	(0.53)%	(0.55	)%(4)	(0.63	)%(4)	(0.60	)%(4)	(0.56	)%(4)

Portfolio Turnover of the Portfolio(5)	—	3%		11%		17%		17%

Portfolio Turnover of the Fund	16%	5	%(6)	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to SMID-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 18, 2018 and which had the same investment objective and policies as the Fund during such period.

15	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Financial Highlights — continued

	Class R6

	Year Ended September 30,
	2019	2018		2017		2016		2015

Net asset value — Beginning of year	$38.200	$31.990		$28.190		$25.780		$24.070

Income (Loss) From Operations

Net investment income (loss)(1)	$0.023	$0.016		$(0.010)		$(0.002)		$(0.004)

Net realized and unrealized gain	2.855	7.304		4.808		4.147		2.475

Total income from operations	$2.878	$7.320		$4.798		$4.145		$2.471

Less Distributions

From net realized gain	$(2.148)	$(1.110)		$(0.998)		$(1.735)		$(0.761)

Total distributions	$(2.148)	$(1.110)		$(0.998)		$(1.735)		$(0.761)

Net asset value — End of year	$38.930	$38.200		$31.990		$28.190		$25.780

Total Return(2)	8.64%	23.41%		17.45%		16.66%		10.36%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,638,192	$2,828,862		$1,642,985		$798,553		$389,784

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.82%	0.82	%(4)	0.84	%(4)	0.87	%(4)	0.88	%(4)

Net investment income (loss)	0.07%	0.05	%(4)	(0.03	)%(4)	(0.01	)%(4)	(0.02	)%(4)

Portfolio Turnover of the Portfolio(5)	—	3%		11%		17%		17%

Portfolio Turnover of the Fund	16%	5	%(6)	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to SMID-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 18, 2018 and which had the same investment objective and policies as the Fund during such period.

16	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Atlanta Capital SMID-Cap Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares of the Fund generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Effective after the close of business on January 15, 2013, the Fund was closed to new investors, subject to limited exceptions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of September 30, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

17

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Notes to Financial Statements — continued

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30,
	2019	2018

Long-term capital gains	$745,018,998	$369,715,885

During the year ended September 30, 2019, distributable earnings was decreased by $48,943,034 and paid-in capital was increased by $48,943,034 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$26,255,715

Undistributed long-term capital gains	$722,055,422

Net unrealized appreciation	$5,165,486,072

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$7,929,577,713

Gross unrealized appreciation	$5,343,249,914

Gross unrealized depreciation	(177,763,842)

Net unrealized appreciation	$5,165,486,072

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets up to $500 million, 0.9375% on net assets of $500 million but less than $1 billion, 0.875% on net assets of $1 billion but less than $2.5 billion, 0.8125% on net assets of $2.5 billion but less than $5 billion, 0.75% on net assets of $5 billion but less than $7.5 billion, 0.73% on net assets of $7.5 billion but less than $10 billion, 0.72% on net assets of $10 billion but less than $15 billion and 0.70% on net assets of $15 billion and over, and is payable monthly. For the year

18

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Notes to Financial Statements — continued

ended September 30, 2019, the investment adviser fee amounted to $95,490,667 or 0.79% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of EVM, a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, EVM earned $269,616 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $12,888 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2019. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2019 amounted to $4,293,734 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended September 30, 2019, the Fund paid or accrued to EVD $1,467,902 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended September 30, 2019, the Fund paid or accrued to EVD $1,375,799 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2019 amounted to $489,300 and $1,375,799 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2019, the Fund was informed that EVD received approximately $2,000 of CDSCs paid by Class C shareholders and less than $100 paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,856,052,000 and $2,698,544,304, respectively, for the year ended September 30, 2019.

19

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended September 30,
Class A	2019	2018

Sales	9,220,434	17,337,940

Issued to shareholders electing to receive payments of distributions in Fund shares	3,510,574	1,847,518

Redemptions	(18,624,421)	(21,913,521)

Converted from Class C shares	508,168	—

Net decrease	(5,385,245)	(2,728,063)

	Year Ended September 30,
Class C	2019	2018

Sales	202,927	462,369

Issued to shareholders electing to receive payments of distributions in Fund shares	526,236	291,239

Redemptions	(1,985,283)	(1,576,295)

Converted to Class A shares	(554,422)	—

Net decrease	(1,810,542)	(822,687)

	Year Ended September 30,
Class I	2019	2018

Sales	32,638,695	42,766,098

Issued to shareholders electing to receive payments of distributions in Fund shares	10,314,531	5,611,085

Redemptions	(59,711,903)	(49,131,202)

Net decrease	(16,758,677)	(754,019)

	Year Ended September 30,
Class R	2019	2018

Sales	2,215,751	3,555,576

Issued to shareholders electing to receive payments of distributions in Fund shares	1,256,862	583,681

Redemptions	(3,389,324)	(2,905,787)

Net increase	83,289	1,233,470

	Year Ended September 30,
Class R6	2019	2018

Sales	32,755,764	29,133,113

Issued to shareholders electing to receive payments of distributions in Fund shares	4,763,810	1,812,442

Redemptions	(18,120,567)	(8,261,559)

Net increase	19,399,007	22,683,996

20

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Notes to Financial Statements — continued

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2019.

Effective October 29, 2019, the Fund renewed its line of credit agreement, which expires October 27, 2020. In connection with the renewal, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million to $800 million.

9  Investments in Affiliated Companies/Funds

An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At September 30, 2019, the value of the Fund’s investments in affiliated companies and funds was $3,097,608,462, which represents 23.7% of the Fund’s net assets. Transactions in affiliated companies and funds by the Fund for the year ended September 30, 2019 were as follows:

Name of affiliated company/fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period		Dividend income	Shares/ Units, end of period

Common Stocks*

AptarGroup, Inc.	$340,742,941	$—	$—	$—	$33,871,885	$—	(2)	$4,427,697	3,162,641

Aramark	469,789,499	112,820,049	—	—	41,351,373	623,960,921		5,853,040	14,317,598

Blackbaud, Inc.	301,449,993	21,792,990	—	—	(27,178,386)	296,064,597		1,573,068	3,277,226

Fair Isaac Corp.(1)	406,999,554	—	(248,142,159)	200,692,469	(151,342,732)	—	(2)	—	685,975

Kirby Corp.(1)	259,573,433	—	—	—	(284,032)	259,289,401		—	3,155,908

Manhattan Associates, Inc.(1)	273,960,196	—	—	—	130,808,467	404,768,663		—	5,017,586

Sally Beauty Holdings, Inc.(1)	172,241,200	—	—	—	(32,781,088)	139,460,112		—	9,366,025

Sensient Technologies Corp.	51,331,783	112,542,037	—	—	(7,459,875)	156,413,945		3,280,933	2,278,426

ServiceMaster Global Holdings, Inc.(1)	332,948,072	200,732,183	(108,099,428)	5,129,642	100,389,897	531,100,366		—	9,500,901

Umpqua Holdings Corp.	159,841,302	69,989,060	—	—	(38,124,907)	191,705,455		8,741,473	11,646,747

Westamerica Bancorporation	86,209,942	—	—	—	2,894,682	89,104,624		2,321,478	1,433,011

WR Berkley Corp.	542,786,486	21,756,630	(130,342,268)	27,625,481	155,972,102	—	(2)	12,437,709	8,553,211

Short Term Investments

Eaton Vance Cash Reserves Fund, LLC, 2.09%	452,405,122	1,375,808,339	(1,422,399,431)	(69,577)	(4,075)	405,740,378		8,144,944	405,780,956

Totals				$233,378,015	$208,113,311	$3,097,608,462		$46,780,342

*	The related industry is the same as the presentation in the Portfolio of Investments.

(1)	Non-income producing security.

(2)	Company is no longer an affiliate as of September 30, 2019.

21

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Notes to Financial Statements — continued

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2019, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$12,689,323,407	*	$—	$—	$12,689,323,407

Short-Term Investments	—		405,740,378	—	405,740,378

Total Investments	$12,689,323,407		$405,740,378	$—	$13,095,063,785

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

22

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Atlanta Capital SMID-Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Atlanta Capital SMID-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 19, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

23

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended September 30, 2019, the Fund designates approximately $99,854,519, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2019, $1,203,928,549 or, if subsequently determined to be different, the net capital gain of such year.

24

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 24, 2019, the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory and sub-advisory agreements for each of the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between February and April 2019. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory and sub-advisory agreements.

Among other things, the information the Board considered included the following (for funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and related fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance relative to benchmark indices and, in certain instances, to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser (where applicable) to each fund in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser (where applicable) to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) to each fund as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser (where applicable) to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, if applicable;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any;

25

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Board of Trustees’ Contract Approval — continued

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the adviser or administrator to each of the funds; and

•	The terms of each investment advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2019, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers (where applicable) of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its Committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers (as applicable), with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Atlanta Capital SMID-Cap Fund (the “Fund”) and Boston Management and Research (the “Adviser”) and the sub-advisory agreement between the Adviser and Atlanta Capital Management Company, LLC (the “Sub-adviser”), an affiliate of Eaton Vance Management, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent

26

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Board of Trustees’ Contract Approval — continued

trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended September 30, 2018. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary and secondary benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2018, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Fund and other types of accounts. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

27

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 162 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 162 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

28

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

29

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

30

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Atlanta Capital Management Company, LLC

1075 Peachtree Street NE

Suite 2100

Atlanta, GA 30309

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1452    9.30.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Atlanta Capital Focused Growth Fund, Eaton Vance Atlanta Capital Select Equity Fund and Eaton Vance Atlanta Capital SMID-Cap Fund, (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 14 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2018 and September 30, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Atlanta Capital Focused Growth Fund

Fiscal Years Ended	9/30/18	9/30/19
Audit Fees	$31,770	$32,250
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,080	$12,167
All Other Fees(3)	$0	$0

Total	$43,850	$44,417

Eaton Vance Atlanta Capital Select Equity Fund

Fiscal Years Ended	9/30/18	9/30/19
Audit Fees	$29,720	$30,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,469	$11,022
All Other Fees(3)	$0	$0

Total	$41,189	$41,172

Eaton Vance Atlanta Capital SMID-Cap Fund

Fiscal Years Ended	9/30/18	9/30/19
Audit Fees	$46,600	$49,350
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$33,748	$17,692
All Other Fees(3)	$0	$0

Total	$80,348	$67,042

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (February 28, July 31, August 31, September 30, or November 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/17	2/28/18	7/31/18	8/31/18	9/30/18	11/30/18	2/28/19	7/31/19	8/31/19	9/30/19
Audit Fees	$81,150	$55,260	$58,700	$161,690	$108,090	$81,150	$55,260	$108,550	$182,150	$111,750
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$38,019	$19,980	$24,284	$60,872	$57,297	$38,019	$21,855	$53,116	$57,477	$40,881
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$119,169	$75,240	$82,984	$222,562	$165,387	$119,169	$77,115	$161,666	$239,627	$152,631

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last 2 fiscal years of each Series.

Fiscal Years Ended	11/30/17	2/28/18	7/31/18	8/31/18	9/30/18	11/30/18	2/28/19	7/31/19	8/31/19	9/30/19

Registrant(1)	$38,019	$19,980	$24,284	$60,872	$57,297	$38,019	$21,855	$53,116	$57,477	$40,881
Eaton Vance(2)	$148,018	$148,018	$51,855	$74,355	$126,485	$126,485	$126,485	$60,131	$8,000	$59,903

(1)	Includes all of the Series of the Trust.
(2)

During the fiscal years reported above, the Series were “feeder” funds in a “master-feeder” fund structure. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 21, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 21, 2019